The Torray Fund
--------------------------------------------------------------------------------
Letter to Shareholders


January 23, 2001
--------------------------------------------------------------------------------

Dear Fellow Shareholders:


     December 31, 2000 marked The Torray Fund's 10th anniversary. With the passage of this milestone we want to convey our deepest appreciation for the confidence and trust you have placed in our management of your investment. It means a great deal to us and we promise to do our very best to protect your financial well being.

     The Torray Fund lost 3.4% last year. Given the overall decline in stock prices, we are comfortable with that outcome and believe it should be viewed as nothing more than an inevitable pause in a long-term advance that has compounded shareholder wealth at 18.5% annually over the last decade. This result well exceeded your management's stated 15% objective. It also outdistanced both the S&P 500 Index and the majority of other stock mutual funds despite the fact that we have consistently avoided popular investment themes and the hottest stocks. Having said that, we want to emphasize that our approach is focused on making money and avoiding the risk of permanent loss, not beating market indexes and other funds. So far, things have turned out far better in that regard than we ever imagined. Although we believe the performance of stocks going forward will not match the record set over the last decade, we nevertheless expect to earn higher returns than you might realize on most alternative investments.

     Last year's stock market selloff should come as no surprise given the rampant speculation that preceded it. Never in our experience have prices reached the vastly inflated levels accorded tech, biotech, telecom and dot.com shares during the waning years of the 1990's. Even after their dramatic fall, many remain extraordinarily expensive by historic standards. Such extremes in valuation always correct and that process is now once again in motion. While markets may remain flat for a while or fall further if the economy weakens, you can be sure they will eventually resume their historic rise. It is also likely that the longer stocks mark time, allowing corporate values to build, the more they will appreciate later on. Just when this occurs doesn't really matter and we urge you to not even think about it. The best approach during periods of uncertainty and sagging prices is to ignore the market's daily fluctuations and invest more money in solid, fairly valued companies like those owned by The Torray Fund. Regretfully, a lot of people do the opposite. Page 13 of this report shows that while investors bought roughly $560 million of new shares in our Fund during the year 2000, they sold stock worth $562 million, leaving us on some days feeling more like a bank than an investment company. It seems probable that much of the outflow was redirected into the market's most volatile, speculative sectors just as they were entering a steep downturn. While cash moving in and out of our Fund amounted to about 28% of assets, published statistics show comparable turnover among the more than 4000 stock mutual funds averaged 40%. Making matters worse, those funds roll over the stocks in their portfolios

The Torray Fund
--------------------------------------------------------------------------------
Letter to Shareholders


January 23, 2001
--------------------------------------------------------------------------------

nearly 100% every year. Taken together, this wasteful trading costs investors billions of dollars and guarantees they will fail to achieve the returns they might otherwise enjoy.

     The investment world, as we all learn sooner or later, is full of surprises. Experts are everywhere. You can't turn on the television or pick up a newspaper without being buried in opinions on the stock market's near-term direction and how to take advantage of it. We won't be adding to your burden in that department. However, we do pledge our continuing dedication to the philosophy of buying sound, growing businesses and holding them as long as their economic fundamentals remain intact. When we're wrong we'll admit it and move on. Fortunately that hasn't happened often over the years, and even when it has, the Fund's diversification has blunted the impact. We want you to know that all of us at The Torray Companies are optimistic about the future and highly confident that we can steer a safe, profitable course for you in the years to come. Our hope is that you will remain with us for a long time.

      Sincerely,

      /s/ Robert E. Torray          /s/ Douglas C. Eby

      Robert E. Torray              Douglas C. Eby

The Torray Fund
--------------------------------------------------------------------------------
PERFORMANCE DATA


As of December 31, 2000
--------------------------------------------------------------------------------

   Total Rates of Return on an Investment in The Torray Fund vs. the S&P 500

                         For the calendar years ended:


                       1991        1992       1993       1994        1995
                       ----        ----       ----       ----        ----
The Torray Fund       19.98%      21.04%      6.37%      2.41%      50.41%
S&P 500               30.48%       7.66%     10.09%      1.30%      37.54%



                       1996        1997       1998        1999        2000
                       ----        ----       ----        ----        ----
The Torray Fund       29.09%      37.12%      8.20%      24.01%      -3.38%
S&P 500               22.98%      33.36%     28.58%      21.04%      -9.10%

[bar chart appears here]


          Cumulative Returns for the ten years ended December 31, 2000


  The Torray Fund     446.19%
  S&P 500             399.44%

The Torray Fund
--------------------------------------------------------------------------------
PERFORMANCE DATA


As of December 31, 2000
--------------------------------------------------------------------------------

Change in Value of $10,000 Invested on December 31, 1990 (commencement of operations) to:



                   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
The Torray Fund    $ 11,999   $ 14,523   $ 15,448   $ 15,821   $ 23,796   $ 30,719   $ 42,122   $ 45,576   $ 56,519   $ 54,609
S&P 500            $ 13,048   $ 14,047   $ 15,465   $ 15,666   $ 21,547   $ 26,499   $ 35,339   $ 45,438   $ 54,998   $ 49,993


[line graph appears here]




                          AVERAGE ANNUAL TOTAL RETURNS

                     (for periods ended December 31, 2000)


                      1 Year        3 Years       5 Years       10 Years
                      ---------     ---------     ---------     ----------
  The Torray Fund      -3.38%        9.04%        18.08%        18.50%
  S&P 500              -9.10%       12.26%        18.32%        17.45%

The Torray Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


As of December 31, 2000
--------------------------------------------------------------------------------


                                           Shares                                             Market Value
                                        ------------                                         ---------------
COMMON STOCK 96.93%
  15.59% FINANCIAL SERVICES
                                          686,500     J.P. Morgan & Co. Incorporated          $113,615,750
                                        1,500,000     Franklin Resources, Inc.                  57,150,000
                                          252,205     Markel Corporation*                       45,649,105
                                          610,300     USA Education Inc.                        41,500,400
                                          508,157     Citigroup Inc.                            25,947,767
                                                                                               ------------
                                                                                               283,863,022
  12.57% COMMUNICATIONS SERVICES
                                        5,508,000     Hughes Electronics Corporation*          126,684,000
                                        3,320,000     AT&T Corporation                          57,477,500
                                        1,290,000     PanAmSat Corporation*                     44,746,875
                                                                                               ------------
                                                                                               228,908,375
  11.97% MEDIA & ENTERTAINMENT
                                        1,979,800     Tribune Company                           83,646,550
                                        1,289,800     Clear Channel Communications, Inc.*       62,474,687
                                        1,300,000     The Walt Disney Company                   37,618,750
                                          542,700     Gannett Co., Inc.                         34,224,019
                                                                                               ------------
                                                                                               217,964,006
  10.96% HEALTHCARE
                                        1,747,100     Abbott Laboratories                       84,625,156
                                        4,000,000     Boston Scientific Corporation*            54,750,000
                                          438,300     Bristol-Myers Squibb Company              32,406,806
                                          263,700     Johnson & Johnson                         27,704,981
                                                                                               ------------
                                                                                               199,486,943

The Torray Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


As of December 31, 2000
--------------------------------------------------------------------------------


                                           Shares                                         Market Value
                                        -----------                                      -------------
    9.12% CONSUMER PRODUCTS
                                        1,773,800     The Gillette Company                64,078,525
                                          820,000     Kimberly-Clark Corporation          57,965,800
                                          561,100     The Procter & Gamble Company        44,011,281
                                                                                          ----------
                                                                                         166,055,606
    7.91% AEROSPACE/DEFENSE/ELECTRONICS
                                        2,800,000     Raytheon Company                    81,200,000
                                          805,000     General Dynamics Corporation        62,790,000
                                                                                         -----------
                                                                                         143,990,000
    5.72% INDUSTRIAL MACHINERY
                                        1,748,900     Illinois Tool Works, Inc.          104,168,856
    4.97% BANKING
                                        1,011,000     Bank of America Corporation         46,379,625
                                        1,206,800     Bank One Corporation                44,199,050
                                                                                         -----------
                                                                                          90,578,675
    4.02% ELECTRONIC INSTRUMENTS
                                        1,337,600     Agilent Technologies, Inc.*         73,233,600
    2.96% TRAVEL & LEISURE
                                        1,747,500     Carnival Corporation                53,844,844
    2.92% REAL ESTATE
                                        1,696,500     CarrAmerica Realty Corporation      53,121,656
    1.84% RAILROADS
                                        1,294,600     CSX Corporation                     33,578,688
    1.74% ELECTRICAL EQUIPMENT
                                          401,000     Emerson Electric Co.                31,603,813

The Torray Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


As of December 31, 2000
--------------------------------------------------------------------------------


                                            Shares                                          Market Value
                                         -----------                                     ------------------
    1.51% AUTOS
                                         1,175,800     Ford Motor Company                      27,557,813
    1.17% COMMUNICATIONS EQUIPMENT
                                         1,576,200     Lucent Technologies Inc.                21,278,700
    1.01% COMPUTER SYSTEMS & INTEGRATION
                                           216,900     IBM Corporation                         18,436,500
    0.95% AUTO PARTS & EQUIPMENT
                                           258,700     BorgWarner, Inc.                        10,348,000
                                           459,200     Dana Corporation                         7,031,500
                                                                                               ----------
                                                                                               17,379,500

TOTAL COMMON STOCK 96.93%                                                                   1,765,050,597
 (cost $ 1,542,706,240)
SHORT TERM INVESTMENTS 4.57%
                                                       PNC Bank Money Market Account           83,290,628
                                                                                            -------------
TOTAL PORTFOLIO SECURITIES 101.50%                                                          1,848,341,225
 (amortized cost $1,625,996,868)
OTHER ASSETS LESS LIABILITIES (1.50%)                                                         (27,369,237)
                                                                                            -------------
NET ASSETS 100.00%                                                                         $1,820,971,988
                                                                                           ==============

TOP 10 HOLDINGS

      1. Hughes Electronics Corporation*      6. Raytheon Company
      2. J.P. Morgan & Co. Incorporated       7. Agilent Technologies, Inc.*
      3. Illinois Tool Works, Inc.            8. The Gillette Company
      4. Abbott Laboratories                  9. General Dynamics Corporation
      5. Tribune Company                     10. Clear Channel Communications, Inc.*

*non-income producing securities


See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES


As of December 31, 2000
--------------------------------------------------------------------------------


     ASSETS
        Investments in securities at value
          (amortized cost $1,625,996,868)                    $ 1,848,341,225
        Subscriptions receivable                                   3,536,674
        Interest and dividends receivable                          2,226,937
                                                             ---------------
        TOTAL ASSETS                                           1,854,104,836
                                                             ---------------
     LIABILITIES
        Redemptions payable                                        6,069,129
        Distributions payable                                          1,746
        Payable for investments purchased                         22,287,182
        Accrued expenses                                           4,774,791
                                                             ---------------
        TOTAL LIABILITIES                                         33,132,848
                                                             ---------------
     NET ASSETS                                              $ 1,820,971,988
                                                             ===============
        Shares of beneficial interest ($1 stated value,
          45,759,833 shares outstanding, unlimited
          shares authorized)                                 $    45,759,833
        Paid-in-capital in excess of par                       1,502,163,476
        Undistributed net realized gain                           50,150,307
        Undistributed net investment income                          554,015
        Net unrealized appreciation of investments               222,344,357
                                                             ---------------
     NET ASSETS                                              $ 1,820,971,988
                                                             ===============
        Per Share                                            $         39.79
                                                             ===============

See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS


For the year ended December 31, 2000
--------------------------------------------------------------------------------


     INVESTMENT INCOME
        Dividend income                                     $   30,805,413
        Interest income                                          1,032,875
                                                            --------------
        Total income                                            31,838,288
                                                            --------------
     EXPENSES
        Management fees                                         18,810,868
        Other expenses:
         Transfer agent fees & expenses       $513,997
         Printing, postage & mailing           155,401
         Custodian's fees                      118,466
         Registration & filing fees             98,229
         Trustees' fees                         65,000
         Legal fees                             57,191
         Insurance                              36,187
         Audit fees                             28,000
         Miscellaneous                              48
                                              --------
         Total other expenses                                    1,072,519
                                                            --------------
        Total expenses                                          19,883,387
                                                            --------------
     NET INVESTMENT INCOME                                      11,954,901
                                                            --------------
     REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS
        Net realized gain on investments                       157,526,314
        Net change in unrealized appreciation
         (depreciation) on investments                        (236,433,606)
                                                            --------------
        Net realized and unrealized gain
         (loss) on investments                                 (78,907,292)
                                                            --------------
     NET DECREASE IN NET ASSETS
       FROM OPERATIONS                                      $  (66,952,391)
                                                            ==============

See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


For the years ended December 31:
--------------------------------------------------------------------------------


                                                             2000                1999
                                                      -----------------   -----------------
     Increase (Decrease) in Net Assets from
       Operations:
        Net investment income                          $   11,954,901      $    2,993,578
        Net realized gain on investments                  157,526,314          60,809,405
        Net change in unrealized appreciation
          (depreciation) on investments                  (236,433,606)        283,128,677
                                                       --------------      --------------
          Net increase (decrease) in net assets
           from operations                                (66,952,391)        346,931,660
                                                       --------------      --------------
     Distributions to Shareholders from:
        Net investment income ($0.253 and
          $0.073 per share, respectively)                 (11,400,886)         (2,994,495)
        Net realized gains ($2.802 and $0.786 per
          share, respectively)                           (124,950,603)        (32,963,764)
                                                       --------------      --------------
          Total distributions                            (136,351,489)        (35,958,259)
                                                       --------------      --------------
     Shares of Beneficial Interest:
        Increase from share transactions                  128,737,987         125,710,066
                                                       --------------      --------------
          Total increase (decrease)                       (74,565,893)        436,683,467

     Net assets -- beginning of year                    1,895,537,881       1,458,854,414
                                                       --------------      --------------
     Net assets -- end of year (including
       undistributed net investment income of
       $554,015 and $0, respectively)                  $1,820,971,988      $1,895,537,881
                                                       ==============      ==============

See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


For a share outstanding for:
--------------------------------------------------------------------------------

PER SHARE DATA



                                                                   Years ended December 31:

                                                ---------------------------------------------------------------------------
                                                      2000             1999            1998        1997         1996
                                                ---------------- --------------- --------------- ------------- ------------
 Net Asset Value,
   Beginning of Year                               $   44.310      $   36.480      $   33.850     $ 25.220      $ 20.110
                                                   ----------      ----------      ----------     --------      --------
    Income from investment operations
    Net investment income                               0.265           0.073           0.139        0.130         0.186
    Net gains (losses) on securities (both
      realized and unrealized)                         (1.730)          8.616           2.630        9.206         5.642
                                                   ----------      ----------      ----------     --------      --------
    Total from investment operations                   (1.465)          8.689           2.769        9.336         5.828
                                                   ----------      ----------      ----------     --------      --------
    Less: distributions
    Dividends (from net investment income)             (0.253)         (0.073)         (0.139)      (0.130)       (0.187)
    Distributions (from capital gains)                 (2.802)         (0.786)          0.000       (0.576)       (0.531)
                                                   ----------      ----------      ----------     --------      --------
    Total distributions                                (3.055)         (0.859)         (0.139)      (0.706)       (0.718)
                                                   ----------      ----------      ----------     --------      --------
 Net Asset Value,
   End of Year                                     $   39.790      $   44.310      $   36.480     $ 33.850      $ 25.220
                                                   ==========      ==========      ==========     ========      ========
 TOTAL RETURN(1)                                        (3.38%)         24.01%           8.20%       37.12%        29.09%
 RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's omitted)        $1,820,972      $1,895,538      $1,458,854     $608,537      $116,593
    Ratio of expenses to average net assets              1.06%           1.07%           1.09%        1.13%         1.25%
    Ratio of net income to average net assets            0.64%           0.18%           0.42%        0.47%         0.87%
    Portfolio turnover rate                             45.44%          32.55%          25.96%       11.72%        20.95%

(1) Past performance is not predictive of future performance.




See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


As of December 31, 2000
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     The Torray Fund ("Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund's primary investment objective is to provide long-term total return. The Fund seeks to meet its objective by investing its assets in a diversified portfolio of common stocks and U.S. Treasury Bills or Treasury Notes. In order to accomplish these goals, the Fund intends to hold stocks for the long term, as opposed to actively buying and selling. There can be no assurances that the Fund's investment objectives will be achieved. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to the Fund.

     The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuation Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

     Securities Transactions and Investment Income Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the specific identification basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on short-term investments, is recorded on the accrual basis.

     Federal Income Taxes The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

     Net Asset Value The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

     Use of Estimates In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Torray Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


As of December 31, 2000
--------------------------------------------------------------------------------

NOTE 2 -- MANAGEMENT CONTRACT

     Pursuant to the Management Contract, The Torray Corporation provides investment advisory and portfolio management services to the Fund. The Fund pays The Torray Corporation a management fee, computed daily and payable quarterly at the annual rate of one percent of the Fund's daily net assets. During the twelve months ended December 31, 2000, The Torray Fund paid management fees of $18,810,868 (1% of assets).

     Excluding the management fee, other expenses incurred by the Fund during the twelve months ended December 31, 2000, totaled $1,072,519. These expenses include all costs associated with the Fund's operations including transfer agent fees, Independent Trustees' fees ($10,000 per annum and $1,000 for each Board meeting attended), taxes, dues, fees and expenses of registering and qualifying the Fund and its shares for distribution, charges of custodian, auditing and legal expenses, insurance premiums, supplies, postage, expenses of issue or redemption of shares, reports to shareholders and Trustees, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and other miscellaneous expenses.

     Certain officers and Trustees of the Fund are also officers and/or shareholders of The Torray Corporation.


NOTE 3 -- PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments, for the twelve months ended December 31, 2000, aggregated $849,309,965 and $888,634,966, respectively. Net unrealized appreciation of investments at December 31, 2000, includes aggregate unrealized gains of $342,493,500 and unrealized losses of $120,149,143.


NOTE 4 -- SHARES OF BENEFICIAL INTEREST TRANSACTIONS

     Transactions in shares of beneficial interest were as follows:



                                                                 Year                                   Year
                                                                ended                                  ended
                                                               12/31/00                               12/31/99
                                                 ------------------------------------   ------------------------------------
                                                      Shares              Amount             Shares             Amount
                                                 ----------------   -----------------   ----------------   -----------------
Shares issued                                        13,275,165      $  560,032,086         12,235,340      $  505,563,450
Reinvestments of dividends and distributions          3,207,859         130,647,175            810,315          33,054,946
Shares redeemed                                     (13,502,134)       (561,941,274)       (10,252,159)       (412,908,330)
                                                    -----------      --------------        -----------      --------------
                                                      2,980,890      $  128,737,987          2,793,496      $  125,710,066
                                                    ===========      ==============        ===========      ==============

     Officers, Trustees and affiliated persons of The Torray Fund and their families directly or indirectly control 979,030 shares or 2.14% of the Fund.

The Torray Fund
--------------------------------------------------------------------------------
Independent Auditor's Report


As of December 31, 2000
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Torray Fund
Bethesda, Maryland

     We have audited the accompanying statement of assets and liabilities of The Torray Fund, including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1996 were audited by other auditors whose report dated January 22, 1997 expressed an unqualified opinion on the financial highlights.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Torray Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.



                               BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
January 24, 2001

                                    TRUSTEES
      --------------------------------------------------------------------
                                Frederick Amling
                                 Bruce C. Ellis
                                 William M Lane
                                 Robert P. Moltz
                                Roy A. Schotland
                                 Wayne H. Shaner




                               INVESTMENT ADVISOR
      --------------------------------------------------------------------
                             The Torray Corporation

                                    OFFICERS
                                 --------------
                           Robert E. Torray, President
                         Douglas C. Eby, Vice President
                         William M Lane, Vice President




                                 TRANSFER AGENT
      --------------------------------------------------------------------
                            PFPC Global Fund Services
                              211 South Gulph Road
                    King of Prussia, Pennsylvania 19406-0903




                                  LEGAL COUNSEL
      --------------------------------------------------------------------
                           Morgan, Lewis & Bockius LLP
                               1800 M Street, N.W.
                             Washington, D.C. 20036





                 This report is not authorized for distribution
                  to prospective investors unless preceded or
                      accompanied by a current prospectus.



                                       The
                                     TORRAY
                                      FUND


                                  ANNUAL REPORT
                                December 31, 2000





                                 The Torray Fund
                                    Suite 450
                              6610 Rockledge Drive
                            Bethesda, Maryland 20817
                                (301) 493-4600
                                 1-800-443-3036